EXHIBIT 10.5

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Agreement”) is dated as of June 15, 2007 and entered into by and among DAYSTAR TECHNOLOGIES, INC., a Delaware corporation (the “Company”), each of the Subsidiaries of the Company identified under the caption “Subsidiary Guarantors” on the signature pages hereto or which from time to time may become party hereto as contemplated by the Security Agreement (as defined below) (individually a “Subsidiary Guarantor” and, collectively the “Subsidiary Guarantors” and, together with the Company, the “Obligors”), and LAMPE, CONWAY & CO., LLC, a Delaware limited liability company, as the agent and as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the Secured Parties (as defined herein).

In accordance with the Security Agreement of even date herewith (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the Obligors and the Collateral Agent, the Obligors have agreed to grant to the Collateral Agent a continuing security interest in, among other things, the Copyright Collateral, the Patent Collateral and the Trademark Collateral (each as defined herein).

To induce said Collateral Agent to enter into and be bound by the terms of the Security Agreement, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Security Agreement. As used herein, the following terms shall have the following meanings:

“Copyright Collateral” means all Copyrights, whether now owned or hereafter acquired by any Obligor, including each registered Copyright identified on Schedule 1 hereto.

“Copyrights” means all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

“Patent Collateral” means all Patents, whether now owned or hereafter acquired by any Obligor, including each Patent identified on Schedule 2 hereto.

“Patents” means all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, including the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

“Trademark Collateral” means all Trademarks, whether now owned or hereafter acquired by any Obligor, including each Trademark identified on Schedule 3 hereto. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

“Trademarks” means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all

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other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

2. As collateral security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of amounts that would become due but for the operation of the automatic stay under Section 362(c) of the Bankruptcy Code or any similar legislation in any other relevant jurisdiction) of the Secured Obligations, whether now existing or hereafter from time to time arising, each Obligor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of such Obligor’s right, title and interest in, to and under the Copyright Collateral, the Patent Collateral and the Trademark Collateral.

3. This Agreement is made to secure the satisfactory performance and payment of all the Secured Obligations. Upon termination of the Security Agreement or release of an Obligor’s obligations thereunder, the Collateral Agent shall, upon such satisfaction, execute, acknowledge, and deliver to the Obligors or an Obligor, as the case may be, (a) an instrument in writing releasing the security interest in the Copyright Collateral, the Patent Collateral and the Trademark Collateral acquired under this Agreement and (b) such other documents as shall be reasonably requested by the Obligors or an Obligor, as the case may be, to effect the termination and release of the security interest in the Copyright Collateral, the Patent Collateral and the Trademark Collateral. Additionally, upon such satisfaction, the Collateral Agent shall reasonably cooperate with any efforts made by an Obligor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the subject collateral.

4. The security interest in this Agreement has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent) shall remain in full force and effect in accordance with its terms. The rights and remedies of the Collateral Agent with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.

5. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

6. THE COMPANY, THE PURCHASER AND THE AGENT EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE COMPANY, THE PURCHASER AND THE AGENT EACH REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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7. Each party hereto hereby irrevocably and unconditionally:

(a) AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE COMPANY, THE PURCHASER AND THE AGENT EACH WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7(a);

(b) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Obligor at its address as specified in Section 6.1 of the Security Agreement or at such other address of which the Collateral Agent and the Lenders have been notified pursuant thereto; and

(c) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

8. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Upon delivery, facsimiles of original signatures shall be effective as originals for all purposes.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

The Company:

DAYSTAR TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ Stephan J. De Luca
Name:	Stephan J. De Luca
Title:	Chief Executive Officer

Subsidiary Guarantors:

DAYSTAR SOLAR LLC, a Colorado limited liability company

By:	/s/ Stephan J. De Luca
Name:	Stephan J. De Luca
Title:	Chief Executive Officer

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The Collateral Agent:

LAMPE, CONWAY & CO., LLC

By:	/s/ Richard F. Conway
Name:	Richard F. Conway
Title:	Managing Member

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